Singularly Focused on HBV February 2020 NASDAQ: ABUS www.arbutusbio.com

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential for HBV to have a larger market opportunity than HCV; our ability to meet a significant unmet medical need; the sufficiency of our cash and cash equivalents to extend into mid 2021; our expected cash burn rate for 2020; our expectation for AB-729 for preliminary results from our Phase I trial to be available late in the first quarter of 2020; the potential for an oral HBsAg reducing agent and potential all oral combination therapy; our objective to complete IND enabling studies for AB-836 in the second half of 2020; the potential for AB-836 to be low dose with a greater therapeutic window and to address known capsid resistant variants T33N and I105T; the potential for AB-836 to be once daily dosing; our expectations regarding the timing and clinical development of our product candidates; the timeline to a combination cure for HBV; and other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. With respect to the forward-looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things: the timely receipt of expected payments; the effectiveness and timeliness of preclinical studies and clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Forward-looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include, among others: anticipated pre-clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; changes in Arbutus’ strategy regarding its product candidates and clinical development activities; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; and market shifts may require a change in strategic focus. A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' periodic disclosure filings which are available at www.sec.gov and at www.sedar.com. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. NASDAQ: ABUS www.arbutusbio.com 2

HBV Presents a Significant Unmet Medical Need 15M >257Mpeople are chronically Europe infected with HBV, globally. 2M United States 90M China ~900k people die every year as a consequence despite the availability of effective vaccines and antivirals. NASDAQ: ABUS www.arbutusbio.com Sources: Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/ 3 Kowdley et al. Hepatology (2012) Prevalence of Chronic Hepatitis B Among Foreign-Born Persons Living in the US by Country of Origin

Significant Opportunity STANDARD OF CARE THERAPIES FOR CHRONIC HBV to Improve New HBV HBV Cure PegIFN Entecavir Tenofovir Therapies rate of Dosing Duration 48-weeks Chronic Chronic Rates Undetectable HBV DNA + HBV DNA rate of Undetectable 7-19% 67-90% 76-93% HBV cures are achievable with (<60-80 IU/ml) HBsAg Loss today’s SOC in <5% of patients. = HIGHER Sustained HBsAg and HBV DNA loss HBsAg Loss ~3-7% ~1-2% ~1-3% after end-of-treatment* is rare. CURES RATES *undetectable HBsAg and HBV DNA 6 months after end-of-treatment accepted as a functional cure.. Achievable HBV Cure Rates with Current SOC NASDAQ: ABUS SOC: Standard Of Care | HBsAg: HBV Surface Antigen | PegIFN: Pegylated Interferon www.arbutusbio.com Source: EASL HBV Clinical Practice Guidelines, 2017 - Pegasys, PEG-Intron, Baraclude and Viread Package Inserts 4

Compelling Growth Opportunity in the HBV Market 257M chronic HBV 10.5% Diagnosed An HBV curative regimen 27M would substantially increase diagnosis and treatmenttreatment 1.8% Treated rates to unlock significant market growth opportunities. 4.5M Low due to sub- optimal SOC cure rate and asymptomatic nature of disease. NASDAQ: ABUS SOC: Standard Of Care www.arbutusbio.com Source: Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/ 5

Investment Highlights Singular therapeutic focus - curing chronic Hepatitis B Virus (HBV) Infection Team With Significant Goal of Broad Strong Antiviral Unmet Medical Functional HBV Financial Expertise & Need in HBV Cure Portfolio Position Proven Track Record Global HBV prevalence Undetectable HBV DNA HBV assets include: $90.8M* unaudited Applying double that of HCV, and HBsAg delivered RNAi cash at 12/31/19 with knowledge gained potential for larger through finite duration Capsid Inhibitors cash runway from HIV and HCV market opportunity treatment with a PD-L1 into mid 2021 and success to find combination of drugs HBV RNA Destabilizers expected burn rate of HBV cure through with different modes $54-$58M in 2020 proprietary drug of action combinations NASDAQ: ABUS *Includes ~$18.9M of net proceeds from the sale of common stock under our ATM program during the year ended December 31,2019 www.arbutusbio.com 6 HCV: Hepatitis C Virus | HIV Human Immunodeficiency Virus

Proven Leadership Team William H. Collier Michael J. Sofia, PhD Gaston Picchio, PhD Successful track records President and CEO Chief Scientific Officer Chief Development Officer in the discovery, development, and commercialization of multiple antivirals including sofosbuvir, etravirine, rilpivirine, telaprevir and simeprevir David C. Hastings Elizabeth Howard, PhD, JD Michael J. McElhaugh EVP, General Counsel and Chief Financial Officer Chief Compliance Officer Chief Business Officer NASDAQ: ABUS www.arbutusbio.com 7

HBV Lifecycle Illustrates Key Points for Intervention A combination of agents with complementary MOA is needed to cure HBV 1 –Nucleoside Analogue 2 –Capsid Inhibitor 3 –RNAi & RNA Destabilizer 2 3 1 2 NASDAQ: ABUS www.arbutusbio.com

1 Reduce/Suppress 2 Reduce/Suppress Keys to Viral DNA Viral Antigens Therapeutic Block Replication Block HBsAg . NA . RNAi . Capsid Inhibitor . RNA Destabilizer Success . RNAi . RNA Destabilizer Reduce cccDNA Pool . Capsid Inhibitor Suppress HBV DNA and viral antigens Leading to an Reawaken host HBV CURE immune response Therapeutic success will Block HBsAg require a combination . RNAi . RNA Destabilizer of agents with Immuno-modulation complementary MOAs . PD-L1 Inhibitor . Interferon Reawaken/Boost Host 3 Immune Response NASDAQ: ABUS www.arbutusbio.com MOA: Mechanism Of Action | NA: Nucleoside Analogue | HBsAg: HBV Surface Antigen 9

Arbutus HBV Pipeline Phase I Lead IND Enabling Healthy Subjects HBV Subjects Phase II Optimization HBsAg Reduction RNAi AB-729 HBV RNA Destabilizers Next Gen HBV DNA Suppression Capsid Inhibitor AB-836 Immune Reawakening PD-L1 1st gen NASDAQ: ABUS www.arbutusbio.com 10

AB-729 RNAi Single trigger RNAi agent targeting all HBV transcripts Therapeutic Inhibits HBV replication and lowers all HBV antigens Pan-genotypic activity across HBV genotypes Duration of HBsAg reduction supports once per month dosing Proprietary GalNAc-conjugate delivery technology provides Demonstrated complementarity with capsid inhibitors liver targeting and enables subcutaneous dosing Phase I initiated in July 2019 Preliminary results in healthy volunteer and HBV subjects expected in late Q1 2020 GalNAc Linker n HBx sAg sAg Polymerase, Core Ag, e Ag, pgRNA NASDAQ: ABUS www.arbutusbio.com 11

AB-729 Single Dose Response 4 AB-729 Saline 3 1 mg/kg In Vivo Single & 3 mg/kg 2 9 mg/kg Multiple Dose 1 (LOG IU/mL)(LOG Serum HBsAg Response & 0 SC dose LLOQ Duration -1 0 2 4 6 8 10 Study Week Strong dose response 5 in AAV mouse model AB-729 Multiple Dose Response Stepwise reduction of HBsAg 4 Saline with monthly repeat dose 1 mg/kg administration 3 (LOG IU/mL)(LOG Serum HBsAg 2 SC dose NASDAQ: ABUS 0 2 4 6 8 10 12 14 12 www.arbutusbio.com Study Week

AB-729 Phase 1a/b Part 1: Part 2: Part 3: Study Design Blinded SAD in SAD in HBV Subjects 3 and 6 Month Multiple- Healthy Volunteers dose in HBV Subjects Starting dose 60 mg Starting dose selected Dose selected from part 2 Preliminary results from Part 1 anticipated late Q1 2020 6 subjects per cohort 6 subjects per cohort 7 subjects per cohort (4 active, 2 placebo) CHB on stable NA Rx CHB on stable NA Rx (HBV (HBV DNA neg-), HBeAg DNA neg-), HBeAg pos+ or pos+ or neg- neg- Naïve CHB, HBeAg pos+ Rx Naïve CHB, HBeAg pos+ or neg- or neg- NASDAQ: ABUS www.arbutusbio.com SAD: Single Ascending Dose | HBeAg: Hepatitis B e Antigen | CHB: Chronic Hepatitis B 13

AB-452 and Next Gen RNA Destabilizer Program . AB-452 development discontinued following extensive pre-clinical evaluations . However, we believe this target offers potential for an oral HBsAg reducing agent and potential all oral combination therapy . Continuing active research and development of a next generation small molecule NASDAQ: ABUS www.arbutusbio.com 14

AB-836 Capsid . Novel chemical series differentiated from AB-506 and other competitor Inhibitor compounds in the Class II capsid inhibitor space . Leverages a novel binding site within the core protein dimer-dimer interface IND enabling . Improved intrinsic potency with EC50 < 10 nM studies ongoing . Active against NA resistant variants Potential for . Potential to address known capsid resistant variants T33N and I105T increased potency . Provides the potential for low dose and wide therapeutic window and enhanced resistance profile . Projected to be once daily dosing . Pangenotypic . Combinable with other MOA agents NASDAQ: ABUS www.arbutusbio.com 15

AB-836: A Next Generation Capsid Inhibitor cccDNA Formation / Human Serum HBV DNA / 1o Mechanism 2o Mechanism Shift HBV infected HBV infected Core I105T HBV infected HepDE19 (FC in EC in 40% Compound PHH HepG2-NTCP-C4 Mutation HepG2-NTCP-C4 50 (EC50 μM) Human Serum) (EC50 μM) (EC50 μM) (EC50 µM) (HBsAg EC50 μM) AB-506 0.077 0.032 0.101 1.26 1.430 6x AB-836 0.010 0.002 0.012 0.118 0.196 2x 4 Serum Activity 4 Liver Activity in HDI Mouse Model 3 3 2 2 AB-506 (Day Vehicle) 7 vs (Day Vehicle) 7 vs 1 1 AB-506 HBV Inhibition DNA LOG HBV Inhibition DNA LOG 0 0 3 10 100 (mg/kg QD) 3 10 100 (mg/kg QD) AB-836 AB-836 Unique Binding Site NASDAQ: ABUS www.arbutusbio.com HAP: Heteroaryldihydropyrimidine | SBA: Sulfamoylbenzamide I PHH: Primary Human Hepatocytes 16

Key Objectives for 2020 Objective Anticipated Timing AB-729 preliminary phase 1a/1b single dose data Late 1Q 2020 AB-729 multiple dose data 2H 2020 AB-836 complete IND enabling studies 2H 2020 NASDAQ: ABUS www.arbutusbio.com 17

Investment Highlights Singular therapeutic focus - curing chronic Hepatitis B Virus (HBV) Infection Team With Significant Goal of Broad Strong Antiviral Unmet Medical Functional HBV Financial Expertise & Need in HBV Cure Portfolio Position Proven Track Record Global HBV prevalence Delivered through HBV assets include: $90.8M* unaudited Applying double that of HCV, finite duration RNAi cash at 12/31/19 with knowledge gained potential for larger treatment with a Capsid Inhibitors cash runway from HIV and HCV market opportunity combination of drugs PD-L1 into mid 2021 and success to find with different modes HBV RNA Destabilizers expected burn rate of HBV cure through of action $54-$58M in 2020 proprietary drug combinations NASDAQ: ABUS *Includes ~$18.9M of net proceeds from the sale of common stock under our ATM program during the year ended December 31,2019 www.arbutusbio.com 18 HCV: Hepatitis C Virus | HIV Human Immunodeficiency Virus